UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

May 29, 2014

AMERICAN EAGLE OUTFITTERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33338	13-2721761
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Hot Metal Street Pittsburgh, Pennsylvania	15203-2329
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 432-3300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07. Submission of Matters to a Vote of Security Holders.

On May 29, 2014, American Eagle Outfitters, Inc. (the “Company”) held its annual meeting of stockholders in New York, New York (the “Annual Meeting”). As of April 4, 2014, the Company’s record date, there were a total of 194,397,536 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 174,446,985 shares of Common Stock were represented in person or by proxy and, therefore, a quorum was present.

The stockholders of the Company voted on the following:

1. Election of three Class I directors to serve until the 2017 Annual Meeting of Stockholders, or until their successors are duly elected and qualified;

2. An advisory vote on the compensation of the Company’s named executive officers;

3. Approval of the Company’s 2014 Stock Award and Incentive Plan; and

4. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2015.

Votes regarding the election of the director nominees were as follows:

Name	For	Against	Abstain	Broker Non-Votes
Michael G. Jesselson	131,869,501	11,049,765	1,076,276	30,451,443
Roger S. Markfield	132,561,111	10,370,097	1,064,331	30,451,446
Jay L. Schottenstein	132,947,042	9,997,151	1,051,348	30,451,444

Based on the votes set forth above, the director nominees were duly elected. The following persons continue to serve as Class II directors: Janice E. Page, David M. Sable and Noel J. Spiegel. The following persons continue to serve as Class III directors: Thomas R. Ketteler and Cary D. McMillan.

Votes regarding the advisory vote on the compensation of the Company’s named executive officers were as follows:

For	Against	Abstain	Broker Non-Votes
134,986,942	8,531,799	476,799	30,451,445

Based on the votes set forth above, the compensation of the Company’s named executive officers was approved.

Votes regarding the approval of the Company’s 2014 Stock Award and Incentive Plan were as follows:

For	Against	Abstain	Broker Non-Votes
130,243,879	12,067,099	1,684,562	30,451,445

Based on the votes set forth above, the approval of the Company’s 2014 Stock Award and Incentive Plan was approved.

Votes regarding the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2015 were as follows:

For	Against	Abstain	Broker Non-Votes
170,445,196	3,426,484	575,305	0

Based on the votes set forth above, the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2015 was duly ratified.

ITEM 7.01. Regulation FD Disclosure

The information in this Item 7.01 of Form 8-K, including the accompanying exhibit, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

A copy of management’s prepared remarks for the Annual Meeting is attached hereto as Exhibit 99.1.

ITEM 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

99.1*	Management’s prepared remarks for the Company’s Annual Meeting of Stockholders

*	Such Exhibit is being “furnished” (not filed) pursuant to Item 7.01 of the Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EAGLE OUTFITTERS, INC. (Registrant)

Date: June 3, 2014	By:	/s/ Charles P. Sandel
Charles P. Sandel Senior Vice President, General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1*	Management’s prepared remarks for the Company’s Annual Meeting of Stockholders

*	Such Exhibit is being “furnished” (not filed) pursuant to Item 7.01 of the Current Report on Form 8-K.